SECOND AMENDMENT TO NET LEASE AGREEMENT


     THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 11th day of September, 2000, by and between AEI Income & Growth Fund XXI Limited Partnership, ("Fund XXI"), whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter collectively referred to as "Lessor"), and Tumbleweed, Inc. (hereinafter referred to as "Lessee"), whose principal business address is 2301 River Road, Suite 200, Louisville, Kentucky;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Ellison Road, Fort Wayne, Indiana , and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

      WHEREAS, Lessee and Lessor Fund XXI have entered into that certain Net Lease Agreement dated March 8, 2000, as amended by that certain First Amendment to Net Lease Agreement dated effective as of September 11, 2000 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

     WHEREAS, Lessee and Lessor entered into that certain First Amendment to the Net Lease Agreement of even effective date hereof, and said First Amendment contained a typographical error respecting the payment of rents in the second lease year, which provision was intended by the parties to be governed by Article 4(B) of the Net Lease Agreement and was not intended to be amended; and

     WHEREAS, the Multi-Site Agreement dated effective as of November 20, 1997, as amended on April 29, 1999, effective as of May 20, 1999 also provides for the payment of rents as correctly reflected in Article 4(B) of the Net Lease Agreement and not as erroneously reflected in the First Amendment to the Net Lease Agreement;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease and correct the First Amendment to Lease as follows:





     1. Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

     (A)  Annual  Rent  Payable for the  first  Lease  Year:
          Lessee shall pay to Lessor an annual Base Rent of $132,621.25, which amount shall be payable in advance on the first day of each month in equal monthly installments of $11,051.77 to Fund XXI. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

2. All other terms and conditions of the Lease and any prior amendments thereto shall remain in full force and effect.

3. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.
1.
IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.


                     LESSEE:  Tumbleweed, Inc.,

                                   By:/s/ Gregory A Compton
                                   Its: VP/Secretary


STATE OF KENTUCKY)
                    )SS.
COUNTY OF JEFFERSON)


     The foregoing instrument was acknowledged before me this 3rd
day    of    October,   2000,   by   Greg   Compton,   as    Vice
President/Secretary of Tumbleweed, Inc., on behalf of said corporation.

                                    /s/ Lisa Hall Griffin
                         Notary Public
                         My commission expires 4-27-2003


          [Remainder of page intentionally left blank]

LESSOR:

                           AEI INCOME & GROWTH FUND XXI LIMITED
PARTNERSHIP

                            By:    AEI Fund Management XXI, Inc.
                    By: /s/ Robert P Johnson
                                                       Robert P.
                                   Johnson, President



STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 24th day of October, 2000, by Robert P Johnson, the President of AEI Fund Management XXI, Inc., a Minnesota corporation, corporate general partner of AEI Income & Growth Fund XXI Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
                              Notary Public

[notary seal]

SECOND  LEASE AMENDMENT, TUMBLEWEED, FORT WAYNE, INDIANA, ELLISON
ROAD